UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 26, 2012

Monarch Casino & Resort, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(775) 335-4600

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (Amendment No.e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Monarch Casino & Resort, Inc. (an amendment (Amendment No.e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))e Initial 8-K, Monarch, through its wholly-owned subsidiary, Monarch Growth Inc., a Nevada corporation (“Monarch Growth”), consummated its acquisition of all of the issued and outstanding shares of common stock of Riviera Black Hawk, Inc., a Colorado corporation (“Riviera Black Hawk”) on April 26, 2012, pursuant to a definitive Stock Purchase Agreement (the “Purchase Agreement”) by and among Monarch, Monarch Growth, Riviera Operating Corporation, a Nevada corporation (“ROC”), Riviera Holdings Corporation, a Nevada corporation (together with ROC, “Seller”) and Riviera Black Hawk, dated as of September 29, 2011.  This Amendment No. 1 is being filed to include the financial information required under Item 9.01.  The remainder of the information contained in the Initial Form 8-K is not hereby amended and this Amendment No. 1 does not reflect events occurring after the filing of the Initial Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(a)        Financial statements of business acquired

The unaudited condensed interim financial statements of Riviera Black Hawk as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 are filed as Exhibit 99.1 to this Amendment No. 1. The audited financial statements of Riviera Black Hawk as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011 are filed as Exhibit 99.2 to this Amendment No. 1.

(b)        Pro forma financial information

The unaudited pro forma financial information of Monarch, after giving effect to the acquisition of Riviera Black Hawk, is filed as Exhibit 99.3 to this Amendment No. 1.

(d)        Exhibits

23.1                      Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1                      Unaudited condensed interim financial statements of Riviera Black Hawk as of March 31, 2012 and for the three months ended March 31, 2012 and 2011

99.2                      Audited financial statements of Riviera Black Hawk as of December 31, 2011 and 2010 and for each of the two years in the period ended December 31, 2011

99.3                      Unaudited pro forma financial information of Monarch, after giving effect to the acquisition of Riviera Black Hawk, as of March 31, 2012 and for the three months ended March 31, 2012 and for the year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Casino & Resort, Inc.

Date: July 12, 2012	/s/ Ronald Rowan
Ronald Rowan Chief Financial Officer and Treasurer